UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2024

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown, Suite 550

Houston, TX 77056

Registrant’s telephone number, including area code: (832) 260-0222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	NXLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2024, Nexalin Technology, Inc. (“Nexalin”) appointed Carolyn Shelton as Senior Vice President Quality, Regulatory and Clinical Affairs, effective as of September 16, 2024.

Prior to joining Nexalin, Ms. Shelton, age 62, served as Vice President, Regulatory, Quality and Clinical of Openwater Health, LLC, Vice President, Worldwide Regulatory, Quality, Medical Affairs, and Product Steward for Advanced Sterilization Products, Inc., and Vice President, Regulatory, Quality, Medical Affairs, and Clinical for Medtronic.

Nexalin entered into a letter agreement (the “Letter Agreement”) with Ms. Shelton in connection with her appointment as Senior Vice President Quality, Regulatory and Clinical Affairs. The Letter Agreement provides that Ms. Shelton will receive an annual base salary of $300,000. In addition, Ms. Shelton will be eligible for an annual discretionary bonus of $40,000 based on the achievement of certain performance milestones. Nexalin has also agreed to grant Ms. Shelton, subject to approval of the Board of Directors and based on the achievement of certain milestones, stock options pursuant to the Company’s 2023 Equity Incentive Plan to purchase shares of the Company’s Common Stock with a value of $60,000 (determined based on the exercise price approved by the Board). Such options will vest equally over a three year period, beginning on September 16, 2025.

Other than the Letter Agreement, there is no arrangement or understanding with any person pursuant to which Ms. Shelton was appointed as Nexalin’s Senior Vice President Quality, Regulatory and Clinical Affairs, and there are no family relationships between Ms. Shelton and any director or executive officer of Nexalin. Additionally, there are no transactions between Ms. Shelton and Nexalin that would be required to be reported under Item 404 of Regulation S-K.

A copy of the Letter Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Letter Agreement between Nexalin Technology, Inc. and Carolyn Shelton
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEXALIN TECHNOLOGY, INC.

By:	/s/ Mark White
Mark White
Chief Executive Officer

Dated: September 19, 2024

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